UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

March 1, 2017
Date of Report (Date of earliest event reported)

SONIC CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-18859	73-1371046
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

300 Johnny Bench Drive	73104
Oklahoma City, Oklahoma	(Zip Code)
(Address of Principal Executive Offices)

(405) 225-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Sonic Corp. (the “Company”) has appointed Clifford Hudson to reassume the position of President, in addition to his continuing service as Chairman of the Board and Chief Executive Officer, effective March 9, 2017.   Mr. Hudson’s appointment followed Todd Smith’s resignation from his position as President and Chief Marketing Officer, effective March 9, 2017.  No changes were made to Mr. Hudson’s compensation in connection with his appointment as President.  Biographical information for Mr. Hudson, including age, term of office with the Company and experience, is included in the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2016, filed with the Securities and Exchange Commission on October 31, 2016, and is incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT:

SONIC CORP.

Date: March 3, 2017	By: /s/ Claudia S. San Pedro
Claudia S. San Pedro,
Executive Vice President and Chief Financial Officer